UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 13, 2011

InfoLogix, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-125575	20-1983837
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

101 E. County Line Road, Hatboro, Pennsylvania	19040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 604-0691

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On January 13, 2011, InfoLogix, Inc. (the “Company”) and its subsidiaries (collectively, the “Borrowers”) entered into Amendment No. 6 (“Amendment No. 6”) to the Amended and Restated Loan and Security Agreement dated November 20, 2009, as amended (the “Loan Agreement”) with Hercules Technology Growth Capital, Inc. (“Hercules”).  Pursuant to Amendment No. 6, the maximum loan amount available under the revolving credit facility provided under the Loan Agreement was increased from $12,317,322 to $12,767,322.

The description of the Loan Agreement and Amendment No. 6 does not purport to be complete and is qualified by reference to the Loan Agreement, Amendment No. 1 dated February 19, 2010, Amendment No. 2 dated April 6, 2010, Amendment No. 3 dated June 25, 2010, Amendment No. 4 dated October 28, 2010, Amendment No. 5 dated December 23, 2010, Amendment No. 6 and the Second Amended and Restated Revolving Note which are attached to this report as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8, respectively, and incorporated herein by reference.

Item 2.03.              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated in this Item 2.03 by reference.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

4.1           Amended and Restated Loan and Security Agreement, dated as of November 20, 2009, by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition, LLC, and InfoLogix - DDMS, Inc., as Borrowers, and Hercules Technology Growth Capital, Inc., as Lender (incorporated by reference to Exhibit 4.1 of our Current Report on Form 8-K dated November 20, 2009).

4.2           Amendment No. 1, dated as of February 19, 2010, to the Amended and Restated Loan and Security Agreement, dated as of November 20, 2009, by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition LLC, and InfoLogix - DDMS, Inc., as Borrowers, and Hercules Technology Growth Capital, Inc., as Lender (incorporated by reference to Exhibit 4.1 of our Current Report on Form 8-K dated February 19, 2010).

4.3           Amendment No. 2, dated as of April 6, 2010, to the Amended and Restated Loan and Security Agreement, dated as of November 20, 2009, as amended, by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition LLC, and InfoLogix — DDMS, Inc., as Borrowers, and Hercules Technology Growth Capital, Inc., as Lender (incorporated by reference to Exhibit 4.1 of our Current Report on Form 8-K dated April 6, 2010).

4.4           Amendment No. 3, dated as of June 18, 2010, to the Amended and Restated Loan and Security Agreement, dated as of November 20, 2009, as amended, by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition LLC and InfoLogix-DDMS, Inc., as Borrowers and Hercules Technology Growth Capital, Inc., as Lender (incorporated by reference to Exhibit 4.1 of our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010).

4.5           Amendment No. 4, dated as of October 28, 2010, to the Amended and Restated Loan and Security Agreement, dated as of November 20, 2009, as amended, by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition LLC, and InfoLogix — DDMS, Inc., as Borrowers, and Hercules Technology Growth Capital, Inc., as Lender (incorporated by reference to Exhibit 4.5 of our Current Report on Form 8-K dated October 28, 2010).

4.6           Amendment No. 5, dated as of December 23, 2010, to the Amended and Restated Loan and Security Agreement, dated as of November 20, 2009, as amended, by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition LLC, and InfoLogix — DDMS, Inc., as Borrowers, and Hercules Technology Growth Capital, Inc., as Lender (incorporated by reference to Exhibit 4.6 of our Current Report on Form 8-K dated December 23, 2010).

4.7           Amendment No. 6, dated as of January 13, 2011, to the Amended and Restated Loan and Security Agreement, dated as of November 20, 2009, as amended, by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition LLC, and InfoLogix — DDMS, Inc., as Borrowers, and Hercules Technology Growth Capital, Inc., as Lender.

4.8           Second Amended and Restated Revolving Note in favor of Hercules Technology Growth Capital, Inc., as Lender given by InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition LLC and InfoLogix-DDMS, Inc., as Borrowers.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOLOGIX, INC.

Date: January 18, 2011	By:	/s/ John A. Roberts
John A. Roberts
Chief Financial Officer

Exhibit Index

4.1           Amended and Restated Loan and Security Agreement, dated as of November 20, 2009, by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition, LLC, and InfoLogix - DDMS, Inc., as Borrowers, and Hercules Technology Growth Capital, Inc., as Lender (incorporated by reference to Exhibit 4.1 of our Current Report on Form 8-K dated November 20, 2009).

4.2           Amendment No. 1, dated as of February 19, 2010, to the Amended and Restated Loan and Security Agreement, dated as of November 20, 2009, by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition LLC, and InfoLogix - DDMS, Inc., as Borrowers, and Hercules Technology Growth Capital, Inc., as Lender (incorporated by reference to Exhibit 4.1 of our Current Report on Form 8-K dated February 19, 2010).

4.3           Amendment No. 2, dated as of April 6, 2010, to the Amended and Restated Loan and Security Agreement, dated as of November 20, 2009, as amended, by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition LLC, and InfoLogix — DDMS, Inc., as Borrowers, and Hercules Technology Growth Capital, Inc., as Lender (incorporated by reference to Exhibit 4.1 of our Current Report on Form 8-K dated April 6, 2010).

4.4           Amendment No. 3, dated as of June 18, 2010, to the Amended and Restated Loan and Security Agreement, dated as of November 20, 2009, as amended, by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition LLC and InfoLogix-DDMS, Inc., as Borrowers and Hercules Technology Growth Capital, Inc., as Lender (incorporated by reference to Exhibit 4.1 of our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010).

4.5           Amendment No. 4, dated as of October 28, 2010, to the Amended and Restated Loan and Security Agreement, dated as of November 20, 2009, as amended, by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition LLC, and InfoLogix — DDMS, Inc., as Borrowers, and Hercules Technology Growth Capital, Inc., as Lender (incorporated by reference to Exhibit 4.5 of our Current Report on Form 8-K dated October 28, 2010).

4.6           Amendment No. 5, dated as of December 23, 2010, to the Amended and Restated Loan and Security Agreement, dated as of November 20, 2009, as amended, by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition LLC, and InfoLogix — DDMS, Inc., as Borrowers, and Hercules Technology Growth Capital, Inc., as Lender (incorporated by reference to Exhibit 4.6 of our Current Report on Form 8-K dated December 23, 2010).

4.7           Amendment No. 6, dated as of January 13, 2011, to the Amended and Restated Loan and Security Agreement, dated as of November 20, 2009, as amended, by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition LLC, and InfoLogix — DDMS, Inc., as Borrowers, and Hercules Technology Growth Capital, Inc., as Lender.

4.8           Second Amended and Restated Revolving Note in favor of Hercules Technology Growth Capital, Inc., as Lender given by InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition LLC and InfoLogix-DDMS, Inc., as Borrowers.